UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 29, 2004
                                                  ----------------

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                    333-109285              56-193-0085
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
     of incorporation)                                   Identification No.)

214 North Tryon Street, Charlotte, North Carolina                 28255
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    (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code  (704) 386-2400
                                                    --------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   Other Events

            On October 29, 2004, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-B, Class 1-A-1, Class 1-A-2, Class 1-X-1, Class 1-X-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-R, Class 3-A-MR, Class 3-A-LR, Class 3-X-1, Class 3-X-2, Class 4-A-1, Class 4-A-2, Class 4-X-1, Class 4-X-2, Class 5-A-1, Class 6-A-1, Class 6-X-1, Class 7-A-1, Class CB-1, Class CB-2, Class CB-3, Class DB-1, Class DB-2, Class DB-3, Class 6-B-1, Class 6-B-2, Class 6-B-3, Class 7-M-1, Class 7-M-2 and Class 7-M-3 (the "Offered Certificates"), having an aggregate original principal balance of $844,349,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated October 29, 2004, among the Registrant, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-B, Class CB-4, Class CB-5, Class CB-6, Class DB-4, Class DB-5, Class DB-6, Class 6-B-4, Class 6-B-5, Class 6-B-6, Class 7-CE, Class 7-R and Class 7-LR, having an aggregate initial principal balance of $9,659,209 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.77% undivided interest in a trust (the "Trust"), consisting principally of seven pools of variable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts and Available Funds are sufficient therefor.

            Elections will be made to treat the Trust as multiple REMICs for federal income tax purposes (each, a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-X-1, Class 1-X-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-X-1, Class 3-X-2, Class 4-A-1, Class 4-A-2, Class 4-X-1, Class 4-X-2, Class 5-A-1, Class 6-A-1, Class 6-X-1, Class 7-A-1, Class CB-1, Class CB-2, Class CB-3, Class DB-1, Class DB-2, Class DB-3, Class 6-B-1, Class 6-B-2, Class 6-B-3, Class 7-M-1, Class 7-M-2 and Class 7-M-3 Certificates will be treated as "regular interests" in certain REMICs and the Class 3-A-R, Class 3-A-MR and Class 3-A-LR Certificates will be treated as "residual interests" in certain REMICs.

ITEM 9.01   Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       October 29, 2004, among Banc of America
                                       Funding Corporation, Wells Fargo Bank,
                                       N.A., as master servicer and securities
                                       administrator, and Wachovia Bank,
                                       National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC OF AMERICA FUNDING CORPORATION


October 29, 2004



                                    By:    /s/ Scott Evans
                                        ------------------------------
                                        Name:  Scott Evans
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                              Paper (P) or
Exhibit No.              Description                          Electronic (E)
-----------              -----------                          --------------
   (EX-4)                Pooling and Servicing Agreement,         E
                         dated October 29, 2004 among
                         Banc of America Funding
                         Corporation, Wells Fargo Bank,
                         N.A., as master servicer and
                         securities administrator, and
                         Wachovia Bank, National
                         Association, as trustee.